                                                                      EXHIBIT 25


                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                             ---------------------------
                                       FORM T-1

                     STATEMENT OF ELIGIBILITY AND QUALIFICATION
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             ---------------------------

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                    FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)


                                      13-3781471
                         (I.R.S. Employer Identification No.)

                  100 Wall Street, New York, NY                10005
                (Address of principal executive offices)   (Zip Code)

                             ---------------------------

                              FOR INFORMATION, CONTACT:
                             Dennis Calabrese, President
                    First Trust of New York, National Association
                             100 Wall Street, 16th Floor
                                  New York, NY 10005
                                    (212) 361-2502

                              --------------------------

                               Tyco International Ltd.
                   (Exact name obligor as specified in its charter)

         Massachusetts                              04-2297459
    (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                         Identification No.)

         One Tyco Park                            03833
         Exeter, New Hampshire                                      (Zip Code)
      (Address of principal executive offices)

                       ---------------------------------------
                                   Debt Securities
                         (Title of the indenture securities)

Item 1.  GENERAL INFORMATION.
         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         NAME                                    ADDRESS

         Comptroller of the Currency             Washington D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes

Item 2.  AFFILIATIONS WITH OBLIGOR

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None

Item 16. LIST OF EXHIBITS

         Exhibit 1 Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2 Certificate of Authority to Commence Business for First Trust of New York, National
                        Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4 By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

         Exhibit 5      Not applicable.

         Exhibit 6 Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to
                        Exhibit 6 of Form T-1, Registration No.
                        33-83774.

         Exhibit 7 Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1995, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8      Not applicable.

         Exhibit 9      Not applicable.


                                      SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 28th day of January, 1997.



                             FIRST TRUST OF NEW YORK,
                               NATIONAL ASSOCIATION




                             By  /s/ Geovanni Barris
                                ---------------------------------------------
                                 Geovanni Barris
                                 Assistant Vice President

                                                                       EXHIBIT 7



                            FIRST TRUST OF NEW YORK, N.A.
                           STATEMENT OF FINANCIAL CONDITION
                                    AS OF 9/30/96

                                       ($000'S)

ASSETS                                                         9/30/96

                                                            -------------
    Cash and Due From Depository Institutions                  $31,930
    Federal Reserve Stock                                        3,658
    Fixed Assets                                                   738
    Intangible Assets                                           81,749
    Other Assets                                                 5,710

                                                            -------------
         TOTAL ASSETS                                         $123,785

                                                            -------------
                                                            -------------

LIABILITIES
    Other Liabilities                                            6,826

                                                            -------------
    TOTAL LIABILITIES                                            6,826

EQUITY
    Common and Preferred Stock                                   1,000
    Surplus                                                    120,932
    Undivided Profits                                           (4,973)

                                                            -------------
TOTAL LIABILITIES AND EQUITY CAPITAL                          $123,785

                                                            -------------
                                                            -------------


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A.




By:  /s/ Geovanni Barris
   ------------------------------------
    Geovanni Barris
    Assistant Vice President

Date:    January 28, 1997